                                                                   EXHIBIT 10.74


                  SECOND AMENDMENT TO ALHI CREDIT AGREEMENT

     SECOND AMENDMENT (this "Amendment"), dated as of June 22, 1998, among AMERUS LIFE HOLDINGS, INC., an Iowa corporation (the "Borrower"), the various Banks from time to time party to the Credit Agreement referred to below, BANK ONE, INDIANA, NA and ABN AMRO BANK, N.V., as Co-Arrangers, and THE CHASE MANHATTAN BANK, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                            W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

     WHEREAS, the Borrower desires to issue a certain amount of unsecured, fixed-rate subordinated debt securities to a business trust, which will concurrently issue preferred equity securities to the public;

     WHEREAS, the Borrower desires that such transactions and future similar transactions be permitted as Trust Preferred Offerings pursuant to Section 7.04(o) of the Credit Agreement;

     WHEREAS, subject to the terms and conditions set forth herein, the Banks desire to permit the Borrower to consummate such transactions as Trust Preferred Offerings; and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto agree as follows;

     NOW, THEREFORE, it is agreed:

     1. Section 9 of the Credit Agreement is hereby amended by (i) deleting therefrom the definitions of "Trust Preferred Offering" and "Trust Preferred Related Debt Securities" and (ii) inserting therein in the appropriate alphabetical order the following new definitions:

     "1998 Offering" shall mean, collectively, a transaction involving the sale of Trust Preferred Related Debt Securities of the Borrower to a Delaware statutory business trust which constitutes a Subsidiary of the Borrower and the concurrent sale by such Subsidiary of preferred equity securities, which transaction shall be consummated substantially on terms and conditions reflected in the June 8, 1998 filing with the SEC of the Prospectus Supplement to Prospectus in connection with the AmerUs Life Holdings, Inc. and AmerUs Capital II Adjustable Convertible-Rate Equity Security Units.

     "Trust Preferred Offering" shall mean (i) the Initial Offering, (ii) the 1998 Offering and (iii) any subsequent issuance of Trust Preferred Related Debt Securities by the Borrower to a business trust, together with the concurrent issuance by such trust of preferred equity securities, so long as such Trust Preferred Related Debt Securities and preferred equity securities contain the following terms: (x) a term of not less than five (5) years, (y) the ability to defer principal and interest for a period no longer than the term of such Trust Preferred Related Debt Securities and (z) the relative rights and priorities of the holders of Trust Preferred Related Debt Securities shall be no greater than those provided for in the Initial Offering or the 1998 Offering."

     "Trust Preferred Related Debt Securities" shall mean unsecured, fixed-rate subordinated debt issued or to be issued by the Borrower in connection with any Trust Preferred Offering, provided that such Indebtedness issued after the Effective Date, and the agreements and other documents entered into by the Borrower and/or any of its Subsidiaries in connection therewith shall contain terms and conditions (including, without limitation, with respect to the obligor and guarantors, if any, in respect of such Indebtedness, amortization schedules, interest rates (including pay-in-kind provisions) (subject to normal fluctuations and changes in methods of interest calculations), covenants, defaults, remedies and subordination provisions) not materially less favorable to the Borrower or the Banks than the terms and conditions of the Trust Preferred Related Debt Securities issued in connection with the Initial Offering or the 1998 Offering.

     2. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) all representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Amendment Effective Date, both before and after giving effect to this Amendment.

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

     7. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                    * * *

     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                     AMERUS LIFE HOLDINGS, INC.

                                     By /s/ Michael G. Fraizer
                                        -------------------------------------
                                        Name:  Michael G. Fraizer
                                        Title: Senior Vice President &
                                               Controller/Treasurer

                                     THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANK ONE, INDIANA, NA, Individually and
                                       as a Co-Arranger

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     ABN AMRO BANK N.V., Individually and as a
                                       Co-Arranger

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                                     AMERUS LIFE HOLDINGS, INC.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent

                                     By /s/ Peter Platten
                                        -------------------------------------
                                        Name: Peter Platten
                                        Title: Vice President

                                     BANK ONE, INDIANA, NA, Individually and
                                       as a Co-Arranger

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     ABN AMRO BANK N.V., Individually and as a
                                       Co-Arranger

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                                     AMERUS LIFE HOLDINGS, INC.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANK ONE, INDIANA, NA, Individually and
                                       as a Co-Arranger

                                     By /s/ Kent W. Abernathy
                                        -------------------------------------
                                        Name: Kent W. Abernathy
                                        Title: Vice President

                                     ABN AMRO BANK N.V., Individually and as a
                                       Co-Arranger

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANK OF MONTREAL

                                     By  Richard W. Camm
                                        -------------------------------------
                                        Name: Richard W. Camm
                                        Title: Managing Director

                                     BANK OF TOKYO MITSUBISHI TRUST
                                       COMPANY

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANQUE NATIONALE DE PARIS

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     CIBC INC.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANK OF MONTREAL

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANK OF TOKYO MITSUBISHI TRUST COMPANY

                                     By /S/ J. Beckwith
                                        -------------------------------------
                                        Name: J. BECKWITH
                                        Title: Vice President

                                     BANQUE NATIONALE DE PARIS

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     CIBC INC.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANK OF MONTREAL

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANK OF TOKYO MITSUBISHI TRUST COMPANY

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANQUE NATIONALE DE PARIS

                                     By /s/ Arnaud Collin du Bocage
                                        -------------------------------------
                                        Name: Arnaud Collin du Bocage
                                        Title: E.V.P. and General Manager

                                     CIBC INC.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANK OF MONTREAL

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANK OF TOKYO MITSUBISHI TRUST COMPANY

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     BANQUE NATIONALE DE PARIS

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     CIBC INC.

                                     By /s/ Gerald Girardi
                                        -------------------------------------
                                        Name:  GERALD GIRARDI
                                        Title: EXECUTIVE DIRECTOR
                                               CIBC Oppenheimer Corp., AS AGENT

                                     DRESDNER BANK AG, NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH

                                     By /s/ Robert P. Donohue
                                        -------------------------------------
                                        Name:  ROBERT P. DONOHUE
                                        Title: VICE PRESIDENT

                                     By /S/ Lloyd C. Stevens
                                        -------------------------------------
                                        Name:  LLOYD C. STEVENS
                                        Title: VICE PRESIDENT

                                     FIRST UNION NATIONAL BANK

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     FLEET NATIONAL BANK

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     MELLON BANK, N.A.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     DRESDNER BANK AG, NEW YORK BRANCH AND
                                        GRAND CAYMAN BRANCH

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     FIRST UNION NATIONAL BANK

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     FLEET NATIONAL BANK

                                     By /s/ David A. Bosselait
                                        -------------------------------------
                                        Name:  David A. Bosselait
                                        Title: Vice President

                                     MELLON BANK, N.A.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     DRESDNER BANK AG, NEW YORK BRANCH AND
                                        GRAND CAYMAN BRANCH

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     FIRST UNION NATIONAL BANK

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     FLEET NATIONAL BANK

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     MELLON BANK, N.A.

                                     By /S/ Susan M. Whitewood
                                        -------------------------------------
                                        Name:  SUSAN M. WHITEWOOD
                                        Title: VICE PRESIDENT

                                     NATIONSBANK OF TEXAS, N.A.

                                     By /s/ D. Keith Thompson
                                        -------------------------------------
                                        Name:  D. KEITH THOMPSON
                                        Title: VICE PRESIDENT

                                     NORWEST BANK IOWA, NATIONAL ASSOCIATION

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     ROYAL BANK OF CANADA

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL
                                       ASSOCIATION

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     NATIONSBANK OF TEXAS, N.A.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     NORWEST BANK IOWA, NATIONAL ASSOCIATION

                                     By /s/ Diane S. Ramsey
                                        -------------------------------------
                                        Name:  Diane S. Ramsey
                                        Title: Vice President

                                     ROYAL BANK OF CANADA

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     NATIONSBANK OF TEXAS, N.A.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     NORWEST BANK IOWA, NATIONAL ASSOCIATION

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     ROYAL BANK OF CANADA

                                     By /s/ Vivian Abdelmessith
                                        -------------------------------------
                                        Name:  Vivian Abdelmessith
                                        Title: Senior Manager

                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     NATIONSBANK OF TEXAS, N.A.

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     NORWEST BANK IOWA, NATIONAL ASSOCIATION

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     ROYAL BANK OF CANADA

                                     By
                                        -------------------------------------
                                        Name:
                                        Title:

                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION

                                     By L. Scott Harrison
                                        -------------------------------------
                                        Name: L. SCOTT HARRISON
                                        Title: CORPORATE BANKING OFFICER